Exhibit 99.1

Contact:	Jon Russell	Vice President of Finance	781-647-3900

ALERE INC. ANNOUNCES

SECOND QUARTER 2014 RESULTS

WALTHAM, MA…August 4, 2014…Alere Inc. (NYSE: ALR), a global leader in rapid diagnostics and health information solutions, today announced its financial results for the quarter ended June 30, 2014.

Namal Nawana, Interim Chief Executive Officer and Chief Operating Officer of Alere said, “The second quarter was a period of significant transition for Alere. With the recently announced change in leadership, we are now narrowing our focus on our global leading rapid diagnostic business and pursuing opportunities with the highest potential for value creation. This new strategic direction will center on Alere’s core strengths in rapid diagnostics and our focus areas of infectious and cardiometabolic disease and toxicology, which will enhance our ability to deliver more consistent and improved financial results. Alere’s Board and management team are committed to determining the best allocation of resources to drive growth and shareholder value creation.”

Financial results for the second quarter of 2014:

•	Net revenue of $737.9 million for the second quarter of 2014, compared to $764.0 million for the second quarter of 2013. Non-GAAP adjusted net revenue was $738.3 million for the second quarter of 2014, compared to $764.6 million for the second quarter of 2013.

•	Net loss of $55.0 million attributable to common stockholders of Alere Inc., and respective net loss per diluted common share of $0.67 for the second quarter of 2014, compared to net loss of $65.9 million attributable to common stockholders of Alere Inc., and respective net loss per diluted common share of $0.81 for the second quarter of 2013.

•	Non-GAAP adjusted net income per diluted common share of $0.42 for the second quarter of 2014, compared to non-GAAP adjusted net income per diluted common share of $0.64 for the second quarter of 2013.

•	Net product and services revenue from our Professional Diagnostics segment was $578.1 million in the second quarter of 2014, compared to net product and services revenue of $599.6 million in the second quarter of 2013. Non-GAAP adjusted net product and services revenue from our Professional Diagnostics segment was $578.4 million in the second quarter of 2014, compared to non-GAAP adjusted net product and services revenue of $600.2 million in the second quarter of 2013. Recent Professional Diagnostics acquisitions contributed $8.4 million of incremental net revenue, compared to the second quarter of 2013, offset by a $6.8 million decrease in net revenue related to our 2013 disposition of Spinreact.

•	U.S. influenza, meter-based Triage products and mail-order diabetes revenues were $5.1 million, $16.2 million and $33.0 million, respectively, for the second quarter of 2014, compared to $2.0 million, $19.3 million and $56.2 million, respectively, for the second quarter of 2013.

•	Excluding the impact of the change in U.S. influenza revenues and the impact on revenues from the U.S. meter-based Triage product sales, currency-adjusted organic growth in our Professional Diagnostics segment was negative 5.0%. This growth rate was adversely impacted by the decrease in reimbursement rates that became effective on July 1, 2013 for our U.S. mail-order diabetes business. Excluding revenues from our U.S. mail-order diabetes business and considering the flu and Triage adjustments, the currency-adjusted organic growth rate for the second quarter of 2014 was 0.4% for the remainder of our Professional Diagnostics segment.

•	The 0.4% adjusted organic growth rate for our Professional Diagnostic segment for the second quarter of 2014, adjusted for the impact of the U.S. influenza, meter-based Triage products and mail-order diabetes revenues as noted above, reflects a 4.1% decrease in adjusted U.S. revenues, compared to the second quarter of 2013, offset by a 4.3% increase in adjusted net revenues from our international business. The 4.1% decrease in the U.S. business principally reflects a continued weakness in utilization in our professional business during the quarter, coupled with the impacts of a recall of INRatio2 test strips during the quarter.

•	Net product and services revenue from our Health Information Solutions segment was $125.8 million in the second quarter of 2014, compared to $134.8 million in the second quarter of 2013 and $123.7 million in the first quarter of 2014, as a result of the weak contracting season that we experienced during the second half of 2013.

•	Gross margin was 46.1% of net revenue in the second quarter of 2014, compared to 50.3% in the second quarter of 2013. Non-GAAP adjusted gross margins, which exclude from cost of net revenue amortization of acquisition-related intangibles, stock-based compensation expense, restructuring charges, and non-cash charges associated with acquired inventory, was 48.4% of non-GAAP adjusted net revenue in the second quarter of 2014, compared to 52.8% in the second quarter of 2013. The lower gross margin in the current period principally reflects reduced mail-order diabetes reimbursement rates noted above, as well as revenue and cost of sales charges of approximately $7.5 million incurred in the quarter in connection with the INRatio2 recall and a recall of Alere Triage BNP Tests for Beckman Coulter Immunoassay Systems.

•

Operating expenses consisting of research and development and selling, general and administrative expenses were $348.0 million for the second quarter of 2014, compared to $340.1 million for the second quarter of 2013. Also included in operating expenses during the second quarter of 2014 was a $0.6 million loss associated with the disposition of a component of our Alere Informatics business. Non-GAAP adjusted operating expenses, which exclude amortization of acquisition-related intangibles, restructuring charges, stock-based compensation expense, acquisition-related fair value, compensation-related contingent consideration charges and acquisition and disposition costs and the loss on disposition were $255.0 million for the second quarter of 2014, or 34.5% of non-GAAP adjusted net revenue, compared to $260.0 million, or 34.0% of non-GAAP adjusted net revenue, for the second quarter of 2013. During the second quarter, we initiated a workforce reduction which will reduce combined operating expenses by approximately $21.3 million annually and which had an impact on current quarter expenses of approximately $2.1 million.

•	Free cash flow for the second quarter of 2014 was a negative $7.6 million, reflecting cash flow from operations of $19.3 million, offset by capital expenditures of $26.9 million. Cash flow from operations during the quarter was adversely impacted by the payment of $9.1 million of severance charges associated with a workforce reduction, $6.2 million of payments associated with costs incurred related to planned dispositions and $16.7 million of contingent purchase price payments in excess of acquisition date accruals. Additionally, cash flow from operations for the second quarter reflects the payment of $49.6 million of semiannual interest payments on Senior and Senior Subordinated Notes. Free cash flow for the second quarter of 2013 was a negative $0.8 million, reflecting cash flow from operations of $27.7 million, offset by capital expenditures of $28.5 million.

•	Non-GAAP EBITDA for the second quarter of 2014 was $110.2 million, which reflects adjustments to add back non-interest related restructuring charges of $15.8 million, $0.1 million of acquisition-related costs and $11.6 million of costs associated with potential business dispositions. Non-GAAP EBITDA for the second quarter of 2013 was $166.6 million, which reflects adjustments to add back non-interest related restructuring charges of $8.0 million and $0.4 million of acquisition-related costs. Adjusted non-GAAP EBITDA, which reflects adjustments to add back restructuring, acquisition, disposition and proxy related costs, totaled $623.7 million for the twelve-month period ended June 30, 2014, compared to $639.7 million for the twelve-month period ended June 30, 2013, which reflects adjustments to add back restructuring and acquisition related costs.

•	Debt, net of cash and restricted cash held to secure debt (“net debt”), was $3.38 billion as of June 30, 2014, compared to net debt of $3.56 billion as of June 30, 2013. Our net debt to adjusted non-GAAP EBITDA ratio was 5.4x as of June 30, 2014, compared to 5.6x as of June 30, 2013.

The Company’s GAAP results for the second quarter of 2014 exclude $0.4 million of revenue associated with acquired software license contracts that are not recognized due to business combination accounting rules and include $66.5 million of amortization, $15.9 million of restructuring charges, $0.1 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, $16.8 million of expense recorded for fair value adjustments to acquisition-related contingent consideration, $11.6 million of costs associated with potential business dispositions, $0.4 million of interest expense recorded in connection with fees paid for certain debt modifications, a $0.6 million loss associated with the disposition of a component of our Alere Informatics business, $0.6 million in compensation charges and $0.1 million of related interest accretion associated with acquisition-related contingent consideration obligations, offset by the reversal of $1.1 million of stock-based compensation expense. The Company’s GAAP results for the second quarter of 2013 exclude $0.6 million of revenue associated with acquired software license contracts that are not recognized due to business combination accounting rules and include amortization of $79.3 million, $8.1 million of restructuring charges, $4.7 million of stock-based compensation expense, $0.4 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, $5.3 million of expense recorded for fair value adjustments to acquisition-related contingent consideration, $0.8 million of interest expense recorded in connection with fees paid for certain debt modifications, $0.5 million in compensation charges and $0.2 million of related interest accretion associated with acquisition-related contingent consideration obligations, a $0.7 million charge associated with the write-up to fair market value of inventory acquired in connection with the acquisition of Epocal Inc., $35.6 million of expense associated with the extinguishment of debt and a $5.1 million non-cash write-off of an investment, offset by a $8.1 million bargain purchase gain in connection with our acquisition of the Liberty business.

Detailed reconciliations of the non-GAAP financial measures presented in this release to the most directly comparable financial measures under GAAP, as well as a discussion regarding these non-GAAP financial measures, are included in the schedules to this press release.

The Company will host a conference call beginning at 8:30 a.m. (Eastern Time) today, August 4, 2014, to discuss these results, as well as other corporate matters. During the conference call, the Company may answer questions concerning business and financial developments and trends and other business and financial matters. The Company’s responses to these questions, as well as other matters discussed during the conference call, may contain or constitute material information that has not been previously disclosed.

The conference call may be accessed by dialing (877) 443-4809 (domestic) or (412) 902-6615 (international) and asking for Alere Inc. A webcast of the call can also be accessed via the Alere website at http://www.alere.com/us/en/about/investor-relations/events.html, or directly through the following link: http://www.videonewswire.com/event.asp?id=100178.

A replay of the call will be available approximately one hour after the conclusion of the call and will remain available for a period of seven days following the call. The replay may be accessed by dialing (877) 344-7529 (domestic) or (412) 317-0088 (international) and entering replay code 10050325. The replay will also be available via online webcast at

http://www.videonewswire.com/event.asp?id=100178 or via the Alere website at http://www.alere.com/us/en/about/investor-relations/events.html for a period of 60 days following the call.

Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available at the Alere website (http://www.alere.com/us/en/about/investor-relations/events.html) under the Earnings Calls and Releases section shortly before the conference call begins and will continue to be available on this website.

For more information about Alere, please visit our web site at http://www.alere.com.

Alere’s global leading products and services, as well as its new product development efforts, focus on infectious disease, toxicology, cardiology and diabetes. Alere is headquartered in Waltham, Massachusetts.

Source: Alere Inc.

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended June 30,
	2014	2013
Net product sales and services revenue	$731,339	$759,120
License and royalty revenue	6,604	4,865

Net revenue	737,943	763,985
Cost of net revenue	398,025	379,498

Gross profit	339,918	384,487
Gross margin	46%	50%
Operating expenses:
Research and development	37,430	40,500
Selling, general and administrative	310,609	299,583
Loss on disposition	638	—

Operating income	(8,759)	44,404
Interest and other income (expense), net	(49,532)	(91,390)

Loss before provision (benefit) for income taxes	(58,291)	(46,986)
Provision (benefit) for income taxes	(6,611)	17,867

Loss before equity earnings of unconsolidated entities, net of tax	(51,680)	(64,853)
Equity earnings of unconsolidated entities, net of tax	2,087	4,551

Net loss	(49,593)	(60,302)
Less: Net income attributable to non-controlling interests	62	267

Net loss attributable to Alere Inc. and Subsidiaries	(49,655)	(60,569)
Preferred stock dividends	(5,309)	(5,309)

Net loss available to common stockholders	$(54,964)	$(65,878)

Basic and diluted net loss per common share	$(0.67)	$(0.81)

Weighted average shares—basic and diluted	82,648	81,311

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Six Months Ended June 30,
	2014	2013
Net product sales and services revenue	$1,442,749	$1,494,305
License and royalty revenue	11,816	8,929

Net revenue	1,454,565	1,503,234
Cost of net revenue	763,408	754,490

Gross profit	691,157	748,744
Gross margin	48%	50%
Operating expenses:
Research and development	76,129	81,954
Selling, general and administrative	597,209	591,897
Loss on disposition	638	—

Operating income	17,181	74,893
Interest and other income (expense), net	(96,854)	(149,259)

Loss before benefit for income taxes	(79,673)	(74,366)
Benefit for income taxes	(16,528)	(19,004)

Loss before equity earnings of unconsolidated entities, net of tax	(63,145)	(55,362)
Equity earnings of unconsolidated entities, net of tax	7,439	7,485

Net loss	(55,706)	(47,877)
Less: Net income attributable to non-controlling interests	170	242

Net loss attributable to Alere Inc. and Subsidiaries	(55,876)	(48,119)
Preferred stock dividends	(10,559)	(10,559)

Net loss available to common stockholders	$(66,435)	$(58,678)

Basic and diluted net loss per common share	$(0.81)	$(0.72)

Weighted average shares—basic and diluted	82,518	81,255

Alere Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	June 30,	December 31,
	2014	2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$398,802	$361,908
Restricted cash	10,268	6,373
Marketable securities	802	858
Accounts receivable, net	537,605	548,729
Inventories, net	368,153	364,185
Prepaid expenses and other current assets	189,696	190,361

Total current assets	1,505,326	1,472,414
PROPERTY, PLANT AND EQUIPMENT, NET	541,873	545,164
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	4,733,568	4,835,004
RESTRICTED CASH—NON-CURRENT	28,886	29,370
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	181,012	178,862

Total assets	$6,990,665	$7,060,814

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt and current portions of long-term debt and capital lease obligations	$69,496	$55,967
Other current liabilities	599,621	617,219

Total current liabilities	669,117	673,186

LONG-TERM LIABILITIES:
Long-term debt and capital lease obligations, net of current portions	3,737,834	3,787,195
Deferred tax liabilities	293,150	329,249
Other long-term liabilities	221,782	188,336

Total long-term liabilities	4,252,766	4,304,780

TOTAL EQUITY	2,068,782	2,082,848

Total liabilities and equity	$6,990,665	$7,060,814

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Three Months Ended June 30,
	2014	2013
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income (loss)	$(8,759)	$44,404
Adjustment related to acquired software license contracts	373	592
Amortization of acquisition-related intangible assets	66,349	79,158
Restructuring charges	15,830	8,044
Stock-based compensation expense	(1,122)	4,677
Compensation charges associated with acquisition-related contingent consideration obligations	581	580
Acquisition-related costs	49	426
Fair value adjustments to acquisition-related contingent consideration	16,779	5,258
Non-cash charge associated with acquired inventory	—	711
Costs associated with potential business dispositions	11,600	—
Loss on disposition	638	—

Non-GAAP adjusted operating income	$102,318	$143,850

	Three Months Ended June 30,
	2014	2013
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net loss available to common stockholders	$(54,964)	$(65,878)
Adjustment related to acquired software license contracts	373	592
Amortization of acquisition-related intangible assets	66,369	79,240
Restructuring charges	15,938	8,106
Stock-based compensation expense	(1,122)	4,677
Compensation charges associated with acquisition-related contingent consideration obligations	581	580
Acquisition-related costs	49	426
Fair value adjustments to acquisition-related contingent consideration	16,779	5,258
Non-cash charge associated with acquired inventory	—	711
Costs associated with potential business dispositions	11,600	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	364	810
Interest accretion associated with acquisition-related compensation charges	98	160
Non-cash write-off of an investment	—	5,110
Bargain purchase gain associated with the acquisition of the Liberty business	—	(8,062)
Expense associated with extinguishment of debt	—	35,604
Income tax effects on items above	(21,092)	(12,768)
Loss on disposition	638	—

Non-GAAP adjusted net income available to common stockholders	$35,611	$54,566

Net loss per diluted common share	$(0.67)	$(0.81)

Non-GAAP adjusted net income per diluted common share	$0.42	$0.64

Weighted average shares—diluted	82,648	81,311

Non-GAAP adjusted weighted average shares—diluted	87,453	95,207

(1)	In calculating “non-GAAP adjusted operating income” and “non-GAAP adjusted net income”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Six Months Ended June 30,
	2014	2013
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$17,181	$74,893
Adjustment related to acquired software license contracts	792	1,235
Amortization of acquisition-related intangible assets	132,822	155,025
Restructuring charges	23,045	11,936
Stock-based compensation expense	4,582	8,800
Compensation charges associated with acquisition-related contingent consideration obligations	1,003	1,270
Acquisition-related costs	370	1,322
Fair value adjustments to acquisition-related contingent consideration	21,329	16,276
Non-cash charge associated with acquired inventory	—	1,172
Costs associated with potential business dispositions	14,560	—
Loss on disposition	638	—

Non-GAAP adjusted operating income	$216,322	$271,929

	Six Months Ended June 30,
	2014	2013
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net loss available to common stockholders	$(66,435)	$(58,678)
Adjustment related to acquired software license contracts	792	1,235
Amortization of acquisition-related intangible assets	132,860	155,229
Restructuring charges	23,278	12,053
Stock-based compensation expense	4,582	8,800
Compensation charges associated with acquisition-related contingent consideration obligations	1,003	1,270
Acquisition-related costs	370	1,322
Fair value adjustments to acquisition-related contingent consideration	21,329	16,276
Non-cash charge associated with acquired inventory	—	1,172
Costs associated with potential business dispositions	14,560	—
Loss on disposition	638	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	728	1,762
Interest accretion associated with acquisition-related compensation charges	193	160
Non-cash write-off of an investment	—	5,110
Bargain purchase gain associated with the acquisition of the Liberty business	—	(8,062)
Expense associated with extinguishment of debt	—	35,767
Income tax effects on items above	(50,950)	(74,823)

Non-GAAP adjusted net income available to common stockholders	$82,948	$98,593

Net loss per diluted common share	$(0.81)	$(0.72)

Non-GAAP adjusted net income per diluted common share	$0.97	$1.16

Weighted average shares—diluted	82,518	81,255

Non-GAAP adjusted weighted average shares—diluted	87,150	95,071

(1)	In calculating “non-GAAP adjusted operating income” and “non-GAAP adjusted net income”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Selected Consolidated Revenues by Business Area (1)

(in thousands)

					% Change	% Change
Professional Diagnostics Segment	Q2 2014	YTD 2014	Q2 2013	YTD 2013	Q2 14 v. Q2 13	YTD 14 v. YTD 13
Infectious disease	$165,641	$329,671	$157,706	$347,550	5%	-5%
Toxicology	164,677	316,574	165,884	314,933	-1%	1%
Cardiology	101,783	223,416	118,436	233,369	-14%	-4%
Diabetes	51,227	101,948	74,905	124,988	-32%	-18%
Other (1)	94,750	167,802	82,666	157,385	15%	7%

Professional diagnostics net product sales and services revenue (1)	578,078	1,139,411	599,597	1,178,225	-4%	-3%
License and royalty revenue	5,292	10,504	4,165	8,029	27%	31%

Professional diagnostics net revenue	$583,370	$1,149,915	$603,762	$1,186,254	-3%	-3%

					% Change	% Change
Health Information Solutions Segment	Q2 2014	YTD 2014	Q2 2013	YTD 2013	Q2 14 v. Q2 13	YTD 14 v. YTD 13
Condition and case management	$48,527	$97,846	$52,578	$106,704	-8%	-8%
Wellness	23,534	48,484	27,230	53,530	-14%	-9%
Women’s & children’s health	24,324	46,539	29,256	58,336	-17%	-20%
Patient self-testing services	29,430	56,614	25,711	50,412	14%	12%

Health information solutions net revenue	$125,815	$249,483	$134,775	$268,982	-7%	-7%

(1)	Revenues are presented in accordance with generally accepted accounting principles and exclude an adjustment of $0.4 million and $0.8 million, and $0.6 million and $1.2 million related to acquired software license contracts which were not recognized during the three and six months ended June 30, 2014 and 2013, respectively, due to business combination accounting rules.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)

(in thousands)

	For the Three Months Ended June 30, 2014
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total
Net revenue	$583,370	$125,815	$28,758	$—	$737,943
Adjustment related to acquired software license contracts (1)	373	—	—	—	373

Non-GAAP adjusted net revenue	$583,743	$125,815	$28,758	$—	$738,316

Operating income (loss)	$11,516	$(4,247)	$4,627	$(20,655)	$(8,759)
Adjustment related to acquired software license contracts (1)	373	—	—	—	373
Amortization of acquisition-related intangible assets	57,339	8,836	174	—	66,349
Restructuring charges	11,144	631	—	4,055	15,830
Stock-based compensation expense	—	—	—	(1,122)	(1,122)
Compensation charges associated with acquisition-related contingent consideration obligations	581	—	—	—	581
Acquisition-related costs	—	—	—	49	49
Fair value adjustments to acquisition-related contingent consideration	15,579	1,000	—	200	16,779
Costs associated with potential business dispositions	11,600	—	—	—	11,600
Loss on disposition	638	—	—	—	638

Non-GAAP adjusted operating income (loss)	$108,770	$6,220	$4,801	$(17,473)	$102,318

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	18.6%	4.9%	16.7%		13.9%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the second quarter of 2014 due to business combination accounting rules.

	For the Three Months Ended June 30, 2013
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total
Net revenue	$603,762	$134,775	$25,448	$—	$763,985
Adjustment related to acquired software license contracts (1)	592	—	—	—	592

Non-GAAP adjusted net revenue	$604,354	$134,775	$25,448	$—	$764,577

Operating income (loss)	$72,896	$(11,759)	$3,404	$(20,137)	$44,404
Adjustment related to acquired software license contracts (1)	592	—	—	—	592
Amortization of acquisition-related intangible assets	67,968	10,732	458	—	79,158
Restructuring charges	1,740	6,304	—	—	8,044
Stock-based compensation expense	—	—	—	4,677	4,677
Compensation charges associated with acquisition-related contingent consideration obligations	580	—	—	—	580
Non-cash charge associated with acquired inventory	711	—	—	—	711
Acquisition-related costs	—	—	—	426	426
Fair value adjustments to acquisition-related contingent consideration	4,330	1,028	—	(100)	5,258

Non-GAAP adjusted operating income (loss)	$148,817	$6,305	$3,862	$(15,134)	$143,850

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	24.6%	4.7%	15.2%		18.8%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the second quarter of 2013 due to business combination accounting rules.

Comments:

In calculating “adjusted operating income (loss)” in the schedule presented above, the Company excludes from operating income (loss) (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income (loss) allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income (loss) for the costs associated with litigation, including payments made or received through settlements. It should be noted that “adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income (loss) as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)

(in thousands)

	For the Six Months Ended June 30, 2014
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total
Net revenue	$1,149,915	$249,483	$55,167	$—	$1,454,565
Adjustment related to acquired software license contracts (1)	792	—	—	—	792

Non-GAAP adjusted net revenue	$1,150,707	$249,483	$55,167	$—	$1,455,357

Operating income (loss)	$62,842	$(10,967)	$6,875	$(41,569)	$17,181
Adjustment related to acquired software license contracts (1)	792	—	—	—	792
Amortization of acquisition-related intangible assets	114,624	17,735	463	—	132,822
Restructuring charges	15,447	3,448	—	4,150	23,045
Stock-based compensation expense	—	—	—	4,582	4,582
Compensation charges associated with acquisition-related contingent consideration obligations	1,003	—	—	—	1,003
Non-cash charge associated with acquired inventory	—	—	—	—	—
Acquisition-related costs	—	—	—	370	370
Fair value adjustments to acquisition-related contingent consideration	21,040	(11)	—	300	21,329
Costs associated with potential business dispositions	14,560	—	—	—	14,560
Loss on disposition	638	—	—	—	638

Non-GAAP adjusted operating income (loss)	$230,946	$10,205	$7,338	$(32,167)	$216,322

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	20.1%	4.1%	13.3%		14.9%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the first six months of 2014 due to business combination accounting rules.

	For the Six Months Ended June 30, 2013
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total
Net revenue	$1,186,254	$268,982	$47,998	$—	$1,503,234
Adjustment related to acquired software license contracts (1)	1,235	—	—	—	1,235

Non-GAAP adjusted net revenue	$1,187,489	$268,982	$47,998	$—	$1,504,469

Operating income (loss)	$132,736	$(25,652)	$5,684	$(37,875)	$74,893
Adjustment related to acquired software license contracts (1)	1,235	—	—	—	1,235
Amortization of acquisition-related intangible assets	132,261	21,770	994	—	155,025
Restructuring charges	3,129	8,807	—	—	11,936
Stock-based compensation expense	—	—	—	8,800	8,800
Compensation charges associated with acquisition-related contingent consideration obligations	1,270	—	—	—	1,270
Non-cash charge associated with acquired inventory	1,172	—	—	—	1,172
Acquisition-related costs	—	—	—	1,322	1,322
Fair value adjustments to acquisition-related contingent consideration	11,393	4,383	—	500	16,276

Non-GAAP adjusted operating income (loss)	$283,196	$9,308	$6,678	$(27,253)	$271,929

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	23.8%	3.5%	13.9%		18.1%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the first six months of 2013 due to business combination accounting rules.

Comments:

In calculating “adjusted operating income (loss)” in the schedule presented above, the Company excludes from operating income (loss) (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income (loss) allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income (loss) for the costs associated with litigation, including payments made or received through settlements. It should be noted that “adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income (loss) as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013
Net revenue	$737,943	$763,985
Adjustment related to acquired software license contracts	373	592

Non-GAAP adjusted net revenue	$738,316	$764,577

Cost of net revenue	$398,025	$379,498
Less adjustments:
Amortization of acquisition-related intangible assets	(16,443)	(17,102)
Restructuring charges	(292)	(729)
Stock-based compensation expense	(285)	(278)
Non-cash charge associated with acquired inventory	—	(711)

Non-GAAP adjusted cost of net revenue	$381,005	$360,678

Non-GAAP adjusted gross profit	$357,311	$403,899

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013
Research and development	$37,430	$40,500
Less adjustments:
Amortization of acquisition-related intangible assets	(1,184)	(1,216)
Restructuring charges	(3,031)	(645)
Stock-based compensation expense	1,811	(783)

Non-GAAP adjusted research and development	$35,026	$37,856

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013
Selling, general and administrative	$310,609	$299,583
Less adjustments:
Amortization of acquisition-related intangible assets	(48,722)	(60,840)
Restructuring charges	(12,507)	(6,670)
Stock-based compensation expense	(404)	(3,616)
Compensation charges associated with acquisition-related contingent consideration obligations	(581)	(580)
Acquisition-related costs	(49)	(426)
Fair value adjustments to acquisition-related contingent consideration	(16,779)	(5,258)
Costs associated with potential business dispositions	(11,600)	—

Non-GAAP adjusted selling, general and administrative	$219,967	$222,193

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013
Loss on disposition	$638	$—
Loss on disposition	(638)	—

Non-GAAP adjusted loss on disposition	$—	$—

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013
Interest and other income (expense), net	$(49,532)	$(91,390)
Less adjustments:
Restructuring charges	108	62
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	364	810
Interest accretion associated with acquisition-related compensation charges	98	160
Non-cash write-off of an investment	—	5,110
Bargain purchase gain associated with the acquisition of the Liberty business	—	(8,062)
Expense associated with extinguishment of debt	—	35,604

Non-GAAP adjusted interest and other income (expense), net	$(48,962)	$(57,706)

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013
Provision (benefit) for income taxes	$(6,611)	$17,867
Add: Income tax effects on Non-GAAP adjustments	21,121	12,783

Non-GAAP adjusted provision for income taxes	$14,510	$30,650

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013
Equity earnings of unconsolidated entities, net of tax	$2,087	$4,551
Less adjustments:
Amortization of acquisition-related intangible assets	150	150
Income tax effects on items above	—	—

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$2,237	$4,701

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
Net revenue	$1,454,565	$1,503,234
Adjustment related to acquired software license contracts	792	1,235

Non-GAAP adjusted net revenue	$1,455,357	$1,504,469

Cost of net revenue	$763,408	$754,490
Less adjustments:
Amortization of acquisition-related intangible assets	(33,079)	(36,272)
Restructuring charges	(1,167)	(1,352)
Stock-based compensation expense	(572)	(510)
Non-cash charge associated with acquired inventory	—	(1,172)

Non-GAAP adjusted cost of net revenue	$728,590	$715,184

Non-GAAP adjusted gross profit	$726,767	$789,285

	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
Research and development	$76,129	$81,954
Less adjustments:
Amortization of acquisition-related intangible assets	(2,349)	(2,498)
Restructuring charges	(3,031)	(645)
Stock-based compensation expense	620	(1,530)

Non-GAAP adjusted research and development	$71,369	$77,281

	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
Selling, general and administrative	$597,209	$591,897
Less adjustments:
Amortization of acquisition-related intangible assets	(97,394)	(116,255)
Restructuring charges	(18,847)	(9,939)
Stock-based compensation expense	(4,630)	(6,760)
Compensation charges associated with acquisition-related contingent consideration obligations	(1,003)	(1,270)
Acquisition-related costs	(370)	(1,322)
Fair value adjustments to acquisition-related contingent consideration	(21,329)	(16,276)
Costs associated with potential business dispositions	(14,560)	—

Non-GAAP adjusted selling, general and administrative	$439,076	$440,075

	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
Loss on disposition	$638	$—
Loss on disposition	(638)	—

Non-GAAP adjusted loss on disposition	$—	$—

	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
Interest and other income (expense), net	$(96,854)	$(149,259)
Less adjustments:
Restructuring charges	233	117
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	728	1,762
Interest accretion associated with acquisition-related compensation charges	193	160
Non-cash write-off of an investment	—	5,110
Bargain purchase gain associated with the acquisition of the Liberty business	—	(8,062)
Expense associated with extinguishment of debt	—	35,767

Non-GAAP adjusted interest and other income (expense), net	$(95,700)	$(114,405)

	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
Benefit for income taxes	$(16,528)	$(19,004)
Add: Income tax effects on Non-GAAP adjustments	51,008	74,844

Non-GAAP adjusted provision for income taxes	$34,480	$55,840

	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
Equity earnings of unconsolidated entities, net of tax	$7,439	$7,485
Less adjustments:
Amortization of acquisition-related intangible assets	298	301
Income tax effects on items above	—	—

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$7,737	$7,786

Alere Inc. and Subsidiaries

Reconciliation of Net Loss to Non-GAAP EBITDA

(in thousands)

	Three Months Ended June 30, 2014	Six Months Ended June 30, 2014
Net Loss (1)	$(49,593)	$(55,706)
Adjustment related to acquired software license contracts	373	792
Income tax benefit	(6,611)	(16,528)
Depreciation and amortization	98,040	196,274
Interest, net	51,680	103,339
Non-cash stock-based compensation expense	(1,122)	4,582
Non-cash fair value adjustments to acquisition-related contingent consideration	16,779	21,329
Loss on disposition	638	638

Non-GAAP EBITDA	$110,184	$254,720

(1)	Net loss for the three months and six months ended June 30, 2014 includes non-interest related restructuring charges of $15.8 million and $23.0 million, $0.1 million and $0.4 million of acquisition costs and $11.6 million and $14.6 million of costs associated with potential business dispositions, respectively, which have not been added back for purposes of computing Non-GAAP EBITDA.

Reconciliation of Cash Flow from Operating Activities to Free Cash Flow

(in thousands)

	Three Months Ended June 30, 2014	Six Months Ended June 30, 2014
Cash flow from operating activities	$19,259	$125,167
Capital expenditures	(26,890)	(54,430)

Free cash flow	$(7,631)	$70,737